UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 13, 2005



                             ADSOUTH PARTNERS, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


           NEVADA                      0-33135                68-0448219
---------------------------- ---------------------------- --------------------
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
     of incorporation)                                    Identification No.)

1515 N. Federal Highway, Suite 418, Boca Raton, Florida              33432
-------------------------------------------------------------   ---------------
           (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code:   (561) 750-0410
                                                      -------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On January 13, 2005, the Company entered an asset purchase agreement to acquire all of the assets of Miko Brands, LLC. The Miko Brand products consist of a line of marinade and dressing sauces which are available in more than 700 national and regional grocery stores.

Pursuant to the asset purchase agreement, the Company issued 950,000 shares of common stock to the sole member of Miko Brands, LLC. The Company entered into a consulting agreement with Miko's sole member pursuant to which the Company granted to him an option to purchase 400,000 shares of common stock for $.087 per share, being the fair market value on the date of grant. In addition, the Company entered into a manufacturing license agreement with a entity formed by Miko's sole member which grants that entity certain manufacturing rights for the Miko brand.

The filing of financial statements for Miko Brands, LLC is not required since none of the tests in Item 310(c) under Regulation SB are met.

Item 7.01. Regulation FD Disclosure.

On January 14, 2005, Adsouth Partners, Inc. issued a press release announcing the acquisition of the assets of Miko Brands, LLC ("Miko Brands"). See Item
1.01. A copy of the press release is filed as Exhibit 99.1 to this report


Item 9.01 - Financial Statements and Exhibits

(b)      Exhibits

         99.1 Asset Purchase Agreement dated January 13, 2005, by and between the Company and Miko Products, LLP.

         99.2 Press release, dated January 14, 2005, issued by Adsouth Partners, Inc.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ADSOUTH PARTNERS, INC.
                                       ----------------------
                                                 (Registrant)

Date: January 14, 2005                 /S/  Anton Lee Wingeier
                                       __________________________________
                                       Anton Lee Wingeier
                                       Chief Financial Officer




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

                                INDEX TO EXHIBITS


Exhibit No.     Description
-----------     -----------
99.1            Asset Purchase Agreement dated January 13, 2005

99.2            Press release, dated January 14, 2005, issued by Adsouth
                Partners, Inc.




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

Exhibit 99.1

                            ASSET PURCHASE AGREEMENT

         Asset Purchase Agreement dated as of the 13th day of January, 2005, by and between Miko Distributors, Inc., a Florida corporation with offices at 1515
N. Federal Highway, Suite 418, Boca Raton, FL 33432 ("Purchaser"), Adsouth Partners, Inc., a Nevada corporation with offices at 1515 N. Federal Highway, Suite 418, Boca Raton, FL 33432 ("Adsouth"), Miko Brands LLC, a Florida limited liability company with offices at 8103 Mizner Lane, Boca Raton, Florida 33433 ("Seller"), and Martin Carter, an individual whose address is 8103 Mizner Lane, Boca Raton, Florida 33433 ("Carter").

                              W I T N E S S E T H:

         WHEREAS, Seller desires to sell to Purchaser certain of its assets, as hereinafter described, and Purchaser desires to purchase such assets from Seller, on and subject to the terms of this Agreement; and

         WHEREAS, Adsouth, as the sole stockholder of Purchaser, is willing to provide for the issuance of shares of its common stock, par value $.0001 per share ("Adsouth Stock") in connection with the purchase by Purchaser of the assets from Seller; and

         WHEREAS, Carter is the sole member of Seller;


         WHEREFORE, the parties do hereby agree as follows.

     1.  Purchase and Sale of Assets.

         a) On the basis of the representations, warranties, covenants and agreements set forth in this Agreement, at the Closing, as hereinafter defined, Seller shall sell, transfer, assign, convey and deliver to Purchaser, and Purchaser shall purchase from Seller, the following property and assets of Seller (collectively, the "Acquired Assets"):

               (i) All right, title and interest in and to all salad dressings and marinades which are presently being marketed and sold by Seller or are in the planning or development stage, all of which are listed on Schedule 1(a)(i) to this Agreement (collectively, the "Products").

               (ii) All proprietary know-how, use and applications know-how, technical information, product formulae and formulations and other trade secrets relating to the Products, any information or other information contained in any patent application, regardless of whether a patent is ever issued with respect to such application, results of studies and surveys, in any stage of development, including, without limitation, modifications, enhancements, designs, concepts, techniques, methods, ideas, flow charts and all other information relating to the Products (collectively, the "Know-how").

               (iii) All right, title and interest in and to any patents, trademarks, service marks, domain names, trade names, trade dress, Product names and other intellection property or proprietary rights relating to the Products and the business conducted by Seller, all of which are listed on Schedule 1(a)(iii) to this Agreement.

               (iv) All software developed by or licensed by Seller in connection with its business and the manufacture of Products, including all source codes and object codes, all of which are listed on Schedule 1(a)(iv) to this Agreement.

               (v) All of Seller's right, title and interest, if any, in the name "Miko."

               (vi) All inventory, whether at Seller's facilities or held by others.

               (vii) All accounts receivable, which are listed on Schedule 1(a)(vii).

               (viii) All customer and mailing lists, and all ancillary documentation related to any of the foregoing, which are owned as of the date of this Agreement or are acquired between the date of this Agreement and the Closing Date by Seller or in which Seller has any right or interest;

               (ix) All books and records relating to the Acquired Assets.

         (b) Excluded Assets. The Acquired Assets shall not include any asset which is not expressly described in Section 1(a) of this Agreement.

         (c) Purchaser Not Assuming Liabilities. Purchaser is not assuming any contracts, liabilities or obligations of Seller of any kind. Seller shall pay when due all obligations arising under any contracts and agreement to which Seller is a party or which otherwise arise from the conduct of Seller's business, whether prior to of after the Closing Date.


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

         (d) Purchase Price. In consideration for the sale and transfer of the Acquired Assets, Purchaser shall delivery to Seller at the Closing nine hundred fifty thousand (950,000) shares (the "Shares") of Adsouth Stock.

         (e) The Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Purchaser or such other place as the parties may agree upon, contemporaneously with the execution of this Agreement. The date on which the Closing occurs is referred to as the "Closing Date."

         (f) Actions at the Closing. At the Closing:

               (i) Seller shall deliver (or cause to be delivered) to Purchaser the following:

                    (A) Bills of sale and any other instruments of conveyance necessary to transfer the Acquired Assets to Purchaser.

                    (B) An instrument in form for filing changing Seller's name as provided in Section 4(a) of this Agreement, which instrument shall be filed by Seller at or promptly after the Closing.

                    (C) Such other customary certificates (such as certificates as to the incumbency of officers and the adoption of authorizing resolutions by Seller's managers) and documents as Purchaser shall reasonably request in connection with the Closing.

               (ii) Purchaser shall deliver (or cause to be delivered) to Seller the following:

                    (A) Such customary certificates and documents as Seller shall reasonably request in connection with the Closing.

                    (B) A certificate for the Shares.

               (iii) Seller shall transfer to Purchaser the original of all the books, records, files and other data within the possession of Seller that are part of the Acquired Assets. Seller shall have the right, during normal business hours and on reasonable notice to Purchaser, so inspect such books and records and make excepts therefrom.

               (iv) Seller shall deliver to Purchaser, or otherwise put Purchaser in possession and control of (A) all of the Acquired Assets of a tangible nature; and (B) the original execution copies, if


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

available or required by applicable laws, or copies of all of the Acquired Assets that are embodied in writing.

               (v) Purchaser and an entity created by Carter shall execute the Manufacturing License Agreement, as hereinafter defined.

               (vi) Purchaser and Carter shall enter into Consulting Agreement, as hereinafter defined.

               (vii) The parties shall execute and deliver to each other a cross-receipt evidencing the transactions referred to above.

         (g) Further Assurances. At any time and from time to time after the Closing Date, as and when requested by any party hereto and at such party's expense, the other party shall promptly execute and deliver, or cause to be executed and delivered, all such documents, instruments and certificates and shall take, or cause to be taken, all such further or other actions as are reasonably necessary to evidence and effectuate the transactions contemplated by this Agreement.

    2. Representations and Warranties of Seller and Carter. Seller and Carter jointly and severally represent and warrant to Purchaser and Adsouth that the statements contained in this Section 2 are true and correct, except as set forth in the Seller disclosure schedule provided by Seller to Purchaser on the date hereof (the "Seller Disclosure Schedule"). The Seller Disclosure Schedule shall be arranged in sections and subsections corresponding to the numbered and lettered sections contained in this Section 2. With respect to any representation, warranty or statement of Seller or Carter in this Section 2 or of Purchaser or Adsouth in Section 3 of this Agreement that is qualified by or to Seller's or Carter's or Purchaser's or Adsouth's knowledge, such knowledge ("Knowledge") shall be deemed to exist if, at the time as of which such representation, warranty or statement was made, either (i) any officer of Seller, Purchaser or Adsouth, as the case may be, or Carter is actually aware of the fact or matter to which such qualification applies or (ii) a prudent businessperson would reasonably have obtained such knowledge in the management of such person's business affairs after making due inquiry and exercising the due diligence which a prudent businessperson should have made or exercised, as applicable, with respect thereto. For purposes of this Agreement, "Material Adverse Effect" means any change, effect, condition or circumstance that is materially adverse to the business, financial condition, results of operations, cash flow or Seller or Purchaser or Adsouth (other than changes, effects or circumstances that are the result of economic factors affecting the economy as a whole or that are the result of factors generally


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

affecting the industry or specific markets in which Seller, Purchaser or Adsouth, as the case may be, competes).

         (a) General.

               (i) Seller is a limited liability company organized and in good standing under the laws of the State of Florida, and there is no other jurisdiction in which the property owned or leased by Seller or the nature of the business conducted by Seller require qualification except where the failure to so qualify will not have a Material Adverse Effect upon Seller.

               (ii) Seller and Carter have the power and authority to execute, deliver and perform its obligations under this Agreement, and all approvals necessary for the execution and delivery of this Agreement and the performance of its terms which are required under Seller's limited liability agreement and any other governing instrument (the "Governing Instruments") has been obtained.

               (iii) All government approvals and other approvals and consents necessary for Seller and Carter to consummate the transactions contemplated by this Agreement have been obtained.

               (iv) This Agreement constitutes the legal, valid and binding obligation of Seller and Carter, enforceable against them in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or other laws of general application affecting the enforcement of creditors' rights and except that enforceability of Seller's and Carter's obligations under this Agreement is subject to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

               (v) Since September 30, 2004, Seller has operated its business in the normal and customary manner, consistent with past practice, and has not purchased or agreed to purchase any assets or business or agreed to merge or consolidate with any other entity or engaged in any negotiations with respect to any of the foregoing.

         (b) Financial Statements.

               (i) Seller has provided Purchaser with its financial statements for the years ended December 31, 2003 and 2002 and the nine months ended September 30, 2004 (the "Seller Financial Statements"), consisting of a balance sheet and statement of operations as of the date of thereof and for the period then ended. The Seller Financial Statements have been compiled from Seller's books and records, and reflect, in accordance with generally acceptable accounting principles, its financial position as of the balance


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

sheet dates and the results of operations for the periods then ended, except that the Seller Financial Statements do not include statements of member's equity and cash flows and notes to financial statements.

               (ii) At the close of business on September 30, 2004, Seller did not have any liabilities, absolute or contingent, of the type required to be reflected on balance sheets prepared in accordance with generally accepted accounting principles which are not fully reflected, reserved against or disclosed on the September 30, 2004 balance sheet. Seller has not guaranteed or assumed or incurred any obligation with respect to any debt or obligations of any person, corporation, partnership, limited liability company or other entity, except endorsements made in the ordinary course of business in connection with the deposit of items for collection. Seller has no debts, contracts, guaranty, standby, indemnity or hold harmless commitments, liabilities or obligations of any kind, character or description, whether accrued, absolute, contingent or otherwise, or due or to become due except:

                    (A) to the extent set forth or noted in the Seller Financial Statements, and not heretofore paid or discharged; and

                    (B) those incurred in or as a result of the ordinary course of Seller's normal and regular business since the date of the balance sheet, all of which have been or will be consistent with past practices.

               (iii) Seller has provided Purchaser with a true, correct and complete schedule of accounts receivables on an aging basis as of the date of December 31, 2004. All of the accounts receivable are bona fide accounts receivable which arose from the sale of Products or the performance of services in the normal course of business and are at standard rates and terms.

               (iv) Seller has filed all federal, state, county and local income, excise, profits, franchise, property, sales, use, occupancy, value-added and other tax returns, reports and forms required by law to be filed by it and such returns, reports and forms are true and correct, and has paid all taxes required to be paid.

               (v) Since September 30, 2004, there has not been:

                    (A) any material adverse change in the condition (financial or otherwise), assets, liabilities, earnings, business or prospects of Seller, although the parties recognize that Seller's losses have continued subsequent to September 30, 2004;


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

                    (B) any damage or destruction, whether covered by insurance or not, affecting the business, property or assets of Seller; or

                    (C) any increase in the compensation payable or to become payable by Seller to key salaried employees or agents, or any bonus paid or declared or any increase in any insurance, pension or other benefit plan, payment or arrangement made to, for or with any of such officers, key salaried employees or agents.

         (c) Inventory. All the inventory of each Seller is valued on the Seller Financial Statements at the lower of cost or fair market value thereof, and is in good condition and consists of a quality and quantity useable and saleable in the ordinary course of business consistent with past practice, except for obsolete items and items of below standard quality, all of which have been written off or written down to net realizable value in the September 30, 2004 Balance Sheet.

         (d) Property. Seller owns no real property. Seller owns outright and has good and marketable title to all the Acquired Assets free and clear of all security interests, liens, pledges, claims, charges, escrows, encumbrances, options, rights of first refusal, mortgages, indentures, security agreements or other agreements, arrangements, contracts, commitments, understandings or obligations, whether written or oral and whether or not relating in any way to credit or the borrowing of money and any claim (collectively, "Claims"). None of the Acquired Assets are leased assets.

         (e) Litigation. There are no claims, actions, suits, proceedings, inquiries, labor disputes or investigations (whether or not purportedly on behalf of Seller) pending or, to the Seller's Knowledge, threatened against Seller or any of the Acquired Assets, at law or in equity or by or before any governmental entity or in arbitration or mediation, and there is no basis for any of the foregoing. The Acquired Assets are not subject to, nor is Seller in default with respect to, any order, Claim or governmental restriction that could have a Material Adverse Effect or that would interfere with the transactions contemplated by this Agreement.

         (f) Compliance with Laws. Seller is and has been in compliance with all laws applicable to its business (including, without limitation, with respect to wages, hours, hiring, firing, promotion, equal opportunity, pension and other benefit, immigration, nondiscrimination, environmental, health and safety, food and drug, warranties, advertising or sale of products, trade regulations) except where the failure to so comply will not have a Material


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

Adverse Effect upon Seller's business, the Products or the ability of Seller to consummate the transactions contemplated by this Agreement.

         (g) No Breach. Seller is not in violation of its certificate of incorporation or by-laws or any judgment, decree or order, applicable to it. The execution and delivery of this Agreement by Seller and the consummation of the transactions contemplated by this Agreement will not result in any such violation or a violation of Seller's Governing Instruments or any applicable law or be in conflict with, constitute a default under, or result in a violation of any court order or governmental regulation applicable to Seller or its business or operations.

         (h) Contracts and Commitments.

               (i) All contracts and agreement to which Seller is a party are set forth on Schedule 2(h)(i) to the Seller Disclosure Schedule. Seller is not in default under any of such contracts and there has not occurred any event or condition which, with the passage or time or the giving of notice, would result in a default under any of such contracts.

               (ii) Seller has no employee benefit plan (a "Plan"), as that term is defined in Section 3(3) of ERISA, whether legally binding or not, and Seller does not participate in, and has never participated in, or have or ever had any financial obligations with respect to any Plan.

               (iii) Seller has no employment agreements with any employee which is not terminable at will without payment of any penalty, premium or severance pay.

               (iv) All of Seller's employees have executed valid agreements that provide for the assignment of inventions and discoveries to Seller and non-disclosure of Seller's trade secrets, all of which agreements are in substantially the form of Schedule 2(h)(iv) to the Seller's Disclosure Schedule.

               (v) Seller has not given any power of attorney to any person for any purpose which relate to the Acquired Assets or would otherwise impair or otherwise affect Purchaser's rights in the Acquired Assets.

         (i) Intellectual Property.

               (i) Seller does not own or use any patents or patent rights, and Seller does not own or have any rights or interests in or any option or right to acquire or any license of any patents


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(including re-issues, divisions, continuations and extensions thereof), patent applications, patent rights, or patent disclosures docketed. Set forth in
Schedule 2(i)(i) to the Disclosure Letter is a list of inventions, discoveries, confidential know-how, copyrights, trademarks, trademark applications and trade names and similar proprietary rights or confidential know-how of Seller, regardless of whether any of the foregoing are registered with any government agency ("Seller Intellectual Property"). Seller has full right, title and interest in and to all of the Know-how, including the product formula and specifications for each of the Products.

               (ii) Seller owns outright all the Seller Intellectual Property free and clear of all Claims. Seller has not granted any Person any license, right or interest, including any security interest or option with respect to the Seller Intellectual Property. Seller has filed trademark or service mark registrations with the United States Patent and Trademark Office with respect to the Seller Intellectual Property listed on Schedule 2(i)(ii). Except for the Seller Intellectual Property, Seller has no right, title or interest in or option to obtain or acquire an interest, in any intellectual property rights of any kind or description which may be used in, or useful to, the Business. Seller has not granted any license or made any assignment regarding any of Seller's Intellectual Property. There has been no claim asserted or litigation challenging or threatening to challenge the right, title or interest of Seller with respect to any such Seller's Intellectual Property.

         (j) Investment Representations. Seller is acquiring the Shares for its own account for investment and not with a view to the sale or distribution thereof, although Seller may transfer the Shares to its sole member, Carter. Upon acquisition of the Shares, Carter will acquire the Shares for his own account for investment and not with a view to the sale or distribution thereof. Seller and Carter each understand that the certificates for the Shares will bear an investment legend and the Shares are restricted securities, as defined in Rule 144 of the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"). Seller and Carter have been advised by counsel as to the meaning of the term "restricted securities" and the restrictions on the holders of restricted securities. Seller and Carter understand that they will not have any registration rights with respect to the Shares, that pursuant to said Rule 144, as currently in effect, they will not be able to publicly sell any of the Shares for one year from the Closing Date. Seller and Carter each agree that they will not transfer any of the Shares unless such shares may be sold pursuant to an exemption from the registration requirements of the Securities Act, and Seller or Carter has delivered to Adsouth an opinion of counsel, acceptable to Adsouth, to


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

such effect. Seller is not relying on any projections in entering into this Agreement. Seller and Carter understand the risks associated with the acquisition of the Shares, and they have the ability to understand and evaluate those risks, that they have been provided with the opportunity to review the Adsouth SEC Documents, as hereinafter defined, which are available on the Commission's Edgar system (http://www.sec.gov/cgi-bin/browse-edgar?company= Adsouth&CIK=&filenum=&State=&SIC=&owner=include&action=getcompany) and Seller and Carter have made such investigation in to the business of Purchaser and Adsouth as they deems necessary.

         (k) No Dividends. Since September 30, 2004, Seller has not paid any dividends or distributions to its member or acquired from its member any units or other interest in Seller or otherwise made any distribution or payment to members other than payment of compensation in accordance with past practice.

         (l) No Broker. Neither Seller nor its officers, directors, members, agents or employees nor Carter has employed or engaged any broker or finder or incurred any liability for any brokerage fees, commissions or finder's fees in connection with the transactions contemplated by this Agreement. Seller and Carter shall be jointly and severally liable for the payment of any such brokerage fees, commissions or finder's fees, arising from brokers engaged by or on behalf of Seller or Carter.

         (m) Copies of Documents. Copies of all agreements described in the Seller Disclosure Schedule have been made available for inspection by Purchaser.

         (n) Representation and Warranties. The representations and warranties in this Section 2 do not contains any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained herein, in the light of the circumstances under which they were made, not misleading.

    3. Representations and Warranties of Purchaser and Adsouth. Purchaser and Adsouth jointly and severally represent and warrant to Seller and Carter that the statements contained in this Section 3 are true and correct in all material respects.

         (a) General.

               (i) Purchaser is a corporation, duly organized, validly existing and in good standing under the laws of the State of Florida, is qualified to conduct business in the State of Florida. Adsouth is a corporation, duly organized, validly existing and in good standing under the laws of the State of Nevada.


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

               (ii) Each of Purchaser and Adsouth has full power and authority to carry on its business and to own or lease all of its properties and assets as and in the places such business is now conducted.

               (iii) Each of Purchaser and Adsouth has the power and authority to execute, deliver and perform its obligations under this Agreement and, with respect to Purchaser, the Manufacturing License Agreement and the Consulting Agreement, and all approvals necessary for the execution and delivery of this Agreement and the performance of its terms which are required under their respective Governing Instruments has been obtained.

               (iv) This Agreement constitutes the legal, valid and binding obligation of Purchaser and Adsouth enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or other laws of general application laws affecting the enforcement of creditors' rights and except that enforceability of Purchaser's obligations under this Agreement is subject to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

               (v) The Shares, when issued and delivered pursuant to this Agreement, will be duly and validly authorized and issued, fully paid and non-assessable.

               (vi) All consents and approvals necessary for the execution by Purchaser and Adsouth of this Agreement and the performance by them of the terms hereof has been obtained.

         (b) SEC Documents.

               (i) Adsouth has made available to Seller and Carter a copy of all of Adsouth's filings with the Commission since January 1, 2004 and a copy of a proposed Post-Effective Amendment No. 1 to Adsouth's Form S-8, File No. 333-118049 (collectively, the "Adsouth SEC Documents"). Those Adsouth SEC Documents that were filed pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as of their respective dates, complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and, to the best of Adsouth's Knowledge, the Adsouth SEC Documents, taken together, do contained any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.


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

         (c) No Broker. Neither Purchaser nor Adsouth nor their officers, directors, agents or employees has employed or engaged any broker or finder or incurred any liability for any brokerage fees, commissions or finder's fees in connection with the transactions contemplated by this Agreement. Purchaser and Adsouth shall be solely liable for the payment of any such brokerage fees, commissions or finder's fees, arising from brokers engaged by Purchaser or Adsouth.

    4.   Covenants.

         (a) Change of Name. Seller shall, on the Closing Date, change its name to a name that does not include the words "Miko" or any phonetically similar name or any name which could be confused with such word.

         (b) Manufacturing License Agreement. At the Closing, Purchaser will enter into a manufacturing license agreement (the "Manufacturing License Agreement") in substantially the form of Exhibit A to this Agreement.

         (c) Consulting Agreement. At the Closing, Purchaser and Carter will enter the consulting agreement (the "Consulting Agreement") in substantially the form of Exhibit B to this Agreement.

         (d) Nondisclosure.

               (i) Seller and Carter recognize that the Know-how and all other information of a confidential nature in any form concerning the Products and their formulation constitute confidential information (the "Confidential Information"), which is proprietary to and the property of Seller that Purchaser is purchasing pursuant to this Agreement. Seller and Carter acknowledges that, upon consummation of the transaction contemplated by this Agreement, the Confidential Information will constitutes valuable trade secrets of Purchaser and agree that they will hold in confidence, and will not, without the prior written consent of Purchaser, use or disclose to any person, firm, corporation, limited liability company, partnership or other entity, any Confidential Information.

               (ii) In the event that Seller and Carter is, pursuant to, or required by, applicable law, regulation or legal process, to disclose any of the Confidential Information, Seller and Carter will notify Purchaser promptly so that Purchaser may, at its cost, seek a protective order or other appropriate remedy or, its sole discretion, waive compliance with the terms of this Section 4(d). Seller and Carter shall not disclose any Confidential Information until the court has made a ruling. In the event that no such protective order or other remedy is obtained, or in the event that the disclosing party waives compliance with the terms of this Section 4(d), Seller and Carter will furnish only that portion of the Confidential Information which it is advised by counsel is legally required and will exercise all reasonable efforts to obtain reliable assurance that confidential treatment will be accorded the Confidential Information.

         (e) Non-competition. Seller and Carter agree that, for a period of one year from the Closing Date, they will not, directly or indirectly, manufacture or supply a Competitive Product, as hereinafter defined, in the United States or to any person other than to Purchaser and persons designated by Purchaser, or, act as principal, officer, partner, manager, member, consultant, advisor or guarantor for an entity or business engaged in the manufacture or supply of a Competitive Product in the United States. A Competitive Product shall mean any salad dressing or marinade sauce or other product which can be used for such purposes.

         (f) Injunctive Relief. Seller and Carter agrees that its violation or threatened violation of any of the provisions of Section 4(d) or (e) of this Agreement shall cause immediate and irreparable harm to Purchaser. In the event or any breach or threatened breach of said provisions, each party consents to the entry of preliminary and permanent injunctions by a court of competent jurisdiction, prohibiting Seller and Carter from any violation or threatened violation of these provisions and compelling Seller and Carter to comply with these provisions. This Section 4(f) shall not affect or limit, and the injunctive relief provided in this Section 4(f) shall be in addition to, any other remedies available to Purchaser at law or in equity.

    5. Conditions to Closing. It shall be a condition to Closing that the deliveries provided in Section 1(f) shall have been made or waived and that the following conditions shall have been satisfied.

         (a) Conditions to Purchaser's Obligation to Close. The obligation of Purchaser to close shall be subject to the satisfaction of the following conditions, unless waived by Purchaser:

               (i) There shall have been no material adverse change in the business, financial condition or prospect of Seller.

               (ii) All consents and approvals necessary to the consummation of the transaction contemplated by this Agreement shall have been obtained.

               (iii) Purchaser shall have completed its due diligence; provided, however, that the completion of such due diligence shall not affect in any manner Seller's and Carter's obligations under this Agreement.

         (b) Conditions to Seller's and Carter's Obligation to Close. The obligation of Seller and Carter to close shall be subject to the satisfaction of the following conditions, unless waived by Seller and Carter:

               (i) There shall have been no material adverse change in the business, financial condition or prospect of Adsouth from that reflected in the Adsouth SEC Documents..

               (ii) All consents and approvals necessary to the consummation of the transaction contemplated by this Agreement shall have been obtained.

    6.   Indemnity.

         (a) Indemnification Obligations.

                    (A) Seller and Carter shall jointly and severally indemnify and hold Purchaser, Adsouth and their respective officers, directors and affiliates harmless from and against any manner of Loss, as hereinafter defined, that they or any of them may suffer, sustain, incur or become subject to, arising out of, based upon, or by reason of any breach of the warranties, representations, covenants and agreements of Seller contained in this Agreement or any liability which Purchaser or Adsouth may incur as a result of obligations or liabilities incurred by Seller or Carter whether prior to or after the Closing Date, including any obligations or liability of Seller arising directly or indirectly from the conduct by Seller of its business whether prior to or after the Closing.

                    (B) Purchaser and Adsouth shall jointly and severally indemnify and hold Seller and Carter harmless from and against any Losses that Seller, its officer, directors and affiliates and Carter may suffer, sustain, incur or become subject to, arising out of, based upon, or by reason of any breach of the warranties, representations, covenants and agreements of Purchaser or Adsouth contained in this Agreement.

                    (C) The term "Loss" shall mean any and all manner of losses, claims, damages, liabilities, expenses, actions, causes of action, charges, costs and expenses, including reasonable attorneys' and accountants' and other professional fees, or assessments, incurred in connection with any matter that is the subject of indemnification pursuant to this Section 6(a), and all reasonable costs incurred by such party in connection with the investigation and enforcement of any of the indemnification obligations set forth in this Section 6(a); provided, however, that special and consequential damages shall not be included within the definition of Loss.

         (b) Third Party Claims. Promptly upon receipt by an indemnified party under Section 6(a) of this Agreement, of notice of the commencement of any claim or action for which indemnification is to be sought pursuant to said Section 6(a), such indemnified party shall notify the indemnifying party in writing of the commencement thereof; provided, that the failure to notify the indemnifying party shall relieve the indemnifying party from liability under said Section 6(a) only to the extent that the indemnifying party was prejudiced as a result thereof, but will not relieve it from any liability that it may have to any indemnified party otherwise than under this Section 6. If any such claim or action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof; provided, that if the defendants in any such action include both the indemnified party and the indemnifying party and either (i) the indemnifying party agrees, or (ii) representation of both the indemnifying party or parties and the indemnified party or parties by the same counsel is, in the opinion of counsel to the indemnifying party, inappropriate under applicable standards of professional conduct because of actual or potential conflicting interests between them, then the indemnified party or parties shall have the right to select separate counsel to assume such legal defense and to otherwise participate in the defense of such action at the cost of the indemnifying party. The indemnifying party will not be liable to such indemnified party under this Section 6(b) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (x) the indemnified party shall have employed counsel in connection with the assumption of legal defenses in accordance with clause (ii) of the immediately preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel approved by all indemnified parties in each jurisdiction), (y) the indemnifying party shall not have employed counsel to represent the indemnified party within a reasonable time after notice of commencement of the action, or (z) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. In no event shall an indemnifying party be liable under this Section 6 for any settlement, effected without its written consent, which consent shall not be unreasonably withheld, of any claim or action against an indemnified party.

         (c) Procedure for Other Claims. Indemnity claims for indemnity pursuant to this Section 6, other than those covered by Section 6(b) of this Agreement, shall be submitted in writing. Such notice shall specify in reasonable detail the basis for such claim. In the event that the other party disputes the validity of the indemnity claim, such party shall give notice to such effect within fifteen (15) business days after the date of the indemnity claim. If such notice is not given prior to the expiration of such fifteen (15) business day period, the indemnity claim shall be deemed to be accepted and the indemnifying party shall promptly make such payment. If the parties are not able to resolve the dispute within thirty (30) days after the date of the notice disputing the validity of the indemnity claim, or such longer period as they may agree upon, the matter shall be submitted to binding arbitration in Dade, Broward or Palm Beach County, Florida under the rules then obtaining of the American Arbitration Association. The decision of the arbitrator(s) shall be final, binding and conclusive on all parties and may be entered in any court having jurisdiction. The arbitrator(s) shall have no power or authority to modify or amend any provisions of this Agreement. The arbitrator(s) may, in his or their discretion, award costs and fees. The arbitration provisions of this Section 6(c) shall be limited to matters set forth in this Section 6 and shall not apply to any right to obtained injunctive or other relief in a court pursuant to Sections 4(d) or
(e) of this Agreement.

         (d) Survival of Representations and Warranties and Time Limitation on Indemnification. All of the representations and warranties set forth in this Agreement shall survive the Closing and the consummation of the transactions contemplated by this Agreement for a period of three (3) years. The limitation in the preceding sentence shall not apply to any covenants contained in this Agreement or to any obligations which are not assumed by Purchaser pursuant to this Agreement (the "Excluded Matters." Notwithstanding the foregoing and without limiting any other rights and remedies available to the parties, any assertion by any indemnified party that an indemnifying party is liable for indemnification under the terms of this Section 6 must be made in writing and must be given to the indemnifying party on or prior to the date that is three
(3) years after the Closing Date, except for the Excluded Matters, for which there shall be no such limitation.. If a claim for indemnification is made during the applicable period provided in this Section 6(d), the obligations of the indemnifying party with respect to such claim shall continue until the final resolution of the claim. The survival periods set forth in this Section 6(d) shall not be deemed in any way to limit the obligations of the parties to perform the covenants and agreements set forth in Section 4 of this Agreement.

    7.   Miscellaneous.

         (a) Entire Agreement. This Agreement, including the Schedules, the Exhibits and the Seller Disclosure Schedule, which constitute integral parts of this Agreement, constitutes the entire agreement of the parties, superseding and terminating any and all prior or contemporaneous oral and written agreements, understandings or letters of intent between the parties with respect to the subject matter of this Agreement. No part of this Agreement may be modified or amended, nor may any right be waived, except by a written instrument which expressly refers to this Agreement, states that it is a modification or amendment of this Agreement or a waiver and is signed by both parties to this Agreement in the case of a modification or amendment or by the party granting the waiver in the case of waiver. No course of conduct or dealing or trade usage or custom and no course of performance shall be relied on or referred to by any party to contradict, explain or supplement any provision of this Agreement, it being acknowledged by the parties to this Agreement that this Agreement is intended to be, and is, the complete and exclusive statement of the agreement with respect to its subject matter. Any waiver shall be limited to the express terms thereof and shall not be construed as a waiver of any other provisions or the same provisions at any other time or under any other circumstances.

         (b) Notices. All notices provided for in this Agreement shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier, mail or messenger against receipt thereof or sent by registered or certified mail, return receipt requested, or by facsimile transmission or similar means of communication if receipt is confirmed or if transmission of such notice is confirmed by mail as provided in this Section 7(b). Notices shall be deemed to have been received on the date of personal delivery or telecopy or the date of attempted delivery if delivery is refused. Notices shall be sent to the following addresses:

To Seller or Carter:                         with a copy to:
--------------------                         ---------------
c/o Mr. Martin Carter
8103 Mizner Lane
Boca Raton, Florida 33433
Attention: Mr. Martin Carter

To Purchaser or Adsouth:                     with a copy to:
------------------------                     ---------------
c/o Adsouth Partners, Inc.                   Esanu Katsky Korins & Siger, LLP
1515 N. Federal Highway, Suite 418           605 Third Avenue
Boca Raton, FL 33432                         New York, NY 10158
Telecopier: (561) 750-0420                   Telecopier: (212) 716-3338
Attention:  Mr. Lee Wingeier, CFO            Attention: Asher S. Levitsky P.C.

    Any party may, by like notice, change the address, person or telecopier number to which notice shall be sent.

         (c) Succession and Assignment. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party. This Agreement shall be binding upon and inure to the benefit of the parties and their permitted successors and permitted assigns.

         (d) Press Releases and Announcements. No party shall issue (and each party shall cause its parents, subsidiaries and affiliates not to issue) any other press release or public disclosure relating to the subject matter of this Agreement without the prior written approval of the other party; provided, however, that any party may make any public disclosure it believes in good faith is required by law, regulation or stock exchange rule (in which case the disclosing party shall advise the other party and the other party shall, if practicable, have the right to review such press release or announcement prior to its publication).

         (e) No Third Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any person other than the parties and their respective successors and permitted assigns and, to the extent specified herein, their respective parents, subsidiaries and affiliates.

         (f) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

         (g) Expenses. Each of the parties shall bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

         (h) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida applicable to contracts made and to be performed entirely within such State. Each party hereby (i) irrevocably consents and agrees that any legal or equitable action or proceeding arising under or in connection with this Agreement or any document or instrument delivered with respect to this Agreement (including an action to compel arbitration pursuant to Section 6(c) of this Agreement or to enforce an arbitration award rendered pursuant to said Section 6(c), shall be brought exclusively in any federal or state court in the County of Dade, Broward or Palm Beach, Florida, (ii) agrees that any process in any action commenced in such court under this Agreement may be served upon such party either (A) personally, by certified or registered mail, return receipt requested, or by an overnight courier service which obtains evidence of delivery, addressed as provided in Section 7(b) of this Agreement, with the same full force and effect as if personally served upon him in such county or (B) any other method of service permitted by law, and (iii) waives any claim that the jurisdiction of any such tribunal is not a convenient forum for any such action and any defense of lack of in personam jurisdiction with respect thereto.

         (i) Construction.

               (i) The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party.

               (ii) Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.

               (iii) The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

               (iv) Any reference herein to a section shall be deemed to refer to a section of this Agreement, unless the context clearly indicates otherwise.

         (j) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                         [Signatures on following page]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                MIKO BRANDS, LLC

                                By:___________________________
                                     Martin Carter, President and CEO


                                ______________________________
                                Martin Carter

                                MIKO DISTRIBUTORS, INC.


                                By:___________________________
                                     Lee Wingeier, CFO

                                ADSOUTH PARTNERS, INC.


                                By:___________________________
                                     Lee Wingeier, CFO

Exhibit 99.2

                          ADSOUTH ACQUIRES MIKO BRANDS

BOCA RATON, FL--January 14, 2004, Adsouth Partners, Inc. (OTCBB "ADPR") is pleased to announce today that it has completed the acquisition of the assets of Miko Brands LLC. Miko Brands offers a line of marinade and dressing sauces which are already available in over 700 national and regional grocery stores in the Southeast and Midwest. Adsouth acquired the product for 950,000 shares of common stock. The principal of Miko Foods has agreed to continue with Adsouth as a consultant to help expand the brand.

John Acunto states, "We are excited to add Miko's products to our products division. Miko will provide our products division valuable shelf space and the ability to grow and develop the overall brand.

Miko was started 10 years ago as a single teriyaki sauce marketed in Bloomingdales and other high end retail stores. The line has since expanded into a curry ginger, wasabi, key lime ginger, soy, garlic peanut dressing, sesame dressing. The sauces can be seen on their website at www.mikofoods.com.

About Adsouth Partners
----------------------

Adsouth Partners is a vertically integrated direct response marketing company that generates revenues from the placement of advertising, the production of advertisements, creative advertising and public relations consulting services and from the direct marketing sale of acquired rights to products. Adsouth Partners is developing a market niche by providing a full level of service quality to fulfill an existing need for the users of direct marketing services.

Certain statements in this news release may contain forward-looking information within the meaning of Rule 175 under the Securities Act of 1933 and Rule 3b-6 under the Securities Exchange Act of 1934, and are subject to the Safe Harbor created by those rules. Statements included in this release, including, without limitation, statements regarding potential future plans and objectives of the company, are forward- looking statements that involve risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Technical complications that may arise could prevent the prompt implementation of any strategically significant plan(s) outlined above. The company cautions that these forward-looking statements are further qualified by other factors including, but not limited to, those set forth in the company's Form 10-KSB filing and other filings with the United States Securities and Exchange Commission (available at www.sec.gov). The company undertakes no obligation to publicly update or revise any statements in this release, whether as a result of new information, future events or otherwise.

For further information contact:    Ed Lewis, CEOcast, Inc. for AdSouth Partners
at (212) 732-4300x225


                                      -1-